Exhibit 23M
                Subscription Agreements from Initial Shareholders

                             SUBSCRIPTION AGREEMENT

Electric City Funds, Inc.
One North Church Street
Schenectady, NY  12305

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from Electric City Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Electric City Value Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $45,000.00 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

(a) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

(b) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

(c) Subscriber has been supplied with, or has had access to, all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

(d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

(e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

(f)  Subscriber  is  financially   able  to  bear  the  economic  risk  of  this
     investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment

Dated as of the 19th day of December, 1999.

                  Shares of
The Electric City Value Fund Subscribed              Purchase Amount

4,500                                                $45,000.00


SUBSCRIBED BY:

/s/ Emerose B. Werner
---------------------
By: EMEROSE B. WERNER


ACCEPTED BY
ELECTRIC CITY FUNDS, INC.

/s/ James W. Denney
--------------------
By:  JAMES W. DENNEY
Its:  President

                             SUBSCRIPTION AGREEMENT

Electric City Funds, Inc.
One North Church Street
Schenectady, NY  12305

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from Electric City Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Electric City Value Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $30,000.00 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

(g) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

(h) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

(i) Subscriber has been supplied with, or has had access to, all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

(j) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

(k) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

(l)  Subscriber  is  financially   able  to  bear  the  economic  risk  of  this
     investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment

Dated as of the 20th day of December, 1999.

                  Shares of
The Electric City Value Fund Subscribed              Purchase Amount

3,000                                                $30,000.00


SUBSCRIBED BY:

/s/ James R. Denney, Jr.
------------------------
By: JAMES R. DENNEY, JR.


ACCEPTED BY
ELECTRIC CITY FUNDS, INC.

/s/ James W. Denney
--------------------
By:  JAMES W. DENNEY
Its:  President

                             SUBSCRIPTION AGREEMENT

Electric City Funds, Inc.
One North Church Street
Schenectady, NY  12305

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from Electric City Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Electric City Value Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $25,000.00 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

(m) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

(n) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

(o) Subscriber has been supplied with, or has had access to, all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

(p) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

(q) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

(r)  Subscriber  is  financially   able  to  bear  the  economic  risk  of  this
     investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment

Dated as of the 19th day of December, 1999.

                  Shares of
The Electric City Value Fund Subscribed              Purchase Amount

2,500                                                $25,000.00


SUBSCRIBED BY:

/s/ Bill R. Werner
-----------------------
By: BILL R. WERNER, IRA


ACCEPTED BY
ELECTRIC CITY FUNDS, INC.

/s/ James W. Denney
--------------------
By:  JAMES W. DENNEY
Its:  President